                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                                   TO TENDER
                        SHARES OF CLASS A COMMON STOCK
                                      OF
                               CCH INCORPORATED
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 1, 1995
                                      BY
                           WK ACQUISITION SUB, INC.
                           A WHOLLY OWNED SUBSIDIARY
                                      OF
                               WOLTERS KLUWER NV

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
       TIME, ON THURSDAY, JANUARY 4, 1996, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

          By Mail:                                                   By Hand:
   Morgan Guaranty Trust Company        Morgan Guaranty Trust Company         Morgan Guaranty Trust Company
     Corporate Reorganization                    of New York                          of New York
           PO Box 8216                  c/o State Street Bank and Trust       c/o State Street Bank and Trust
      Boston, MA 02266-8216                      61 Broadway                      225 Franklin Street
                                        Concourse Level, Morgan Window             Concourse Level
                                                 New York, NY                        Boston, MA

        By Overnight Courier:                               By Facsimile Transmission:
                                                                 (617) 774-4519
     Morgan Guaranty Trust Company                            Confirm by Telephone:
c/o State Street Corporate Reorganization                        (617) 774-4501
      500 Victory Road
       Marina Bay MB2
    N. Quincy, MA 02171

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Letter of Transmittal is to be completed by stockholders of CCH Incorporated either if certificates evidencing shares of Class A Common Stock (as defined below) are to be forwarded herewith or if a tender of such shares is to be made by book-entry transfer to the account of Morgan Guaranty Trust Company of New York, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Holders of shares of Class A Common Stock whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their shares must tender their shares pursuant to the guaranteed delivery procedure set forth in
Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution ______________________________________________

Check Box of Book-Entry Transfer Facility:

(CHECK ONE) [_] DTC  [_] MSTC  [_] PDTC

Account Number ___________________  Transaction Code Number ___________________

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _______________________________________________

Window Ticket Number (if any) _________________________________________________

Date of Execution of Notice of Guaranteed Delivery ____________________________

Name of Institution Which Guaranteed Delivery _________________________________

If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
Facility:

(CHECK ONE) [_] DTC  [_] MSTC  [_] PDTC

Account Number ___________________  Transaction Code Number ___________________

                     DESCRIPTION OF SHARES OF CLASS A COMMON STOCK TENDERED
----------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)               CERTIFICATE(S) TENDERED
           APPEAR(S) ON CERTIFICATE(S))            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------
                                                                  TOTAL NUMBER
                                                                    OF SHARES        NUMBER
                                                   CERTIFICATE    EVIDENCED BY     OF SHARES
                                                   NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                   -----------   ---------------   ----------
                                                   -----------   ---------------   ----------
                                                   -----------   ---------------   ----------
                                                   -----------   ---------------   ----------
                                                   -----------   ---------------   ----------
                                                   -----------   ---------------   ----------
                                                   -----------   ---------------   ----------

                                                   TOTAL SHARES
                                                   OF CLASS A
                                                   COMMON STOCK
                                                                                   ----------

-------------------------------------------------------------------------------
  * Need not be completed by stockholders delivering shares of Class A
    Common Stock by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of Class
    A Common Stock evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 4 of this Letter of Transmittal.

  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing shares of Class A Common Stock tendered hereby. The certificates and the number of shares of Class A Common Stock that the undersigned wishes to tender should be indicated in the appropriate boxes.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                            INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to WK Acquisition Sub, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Wolters Kluwer nv, a corporation organized under the laws of The Netherlands (the "Parent"), the above described shares of Class A Common Stock, par value $1.00 per share (the "Class A Common Stock"), of CCH Incorporated, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding shares of Class A Common Stock and Class B Common Stock, par value $1.00 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Shares"), at a price of $55.50 per Share net to the seller in cash (the "Purchase Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 1, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering stockholders to receive payment for Shares accepted for payment pursuant to the Offer.

  Subject to, and effective upon, the acceptance for payment of the shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the shares tendered hereby and all dividends, distributions (including, without limitation, distributions of additional shares) and rights declared, issued, paid or distributed in respect of such shares on or after November 27, 1995 and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser (or nominee or transferee of the Purchaser) on the Company's stock transfer records of the shares tendered herewith (collectively, "Distributions") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for such shares and all Distributions or transfer ownership of such shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price, (ii) present such shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints Peter W. van Wel, Hans E.M. van Dinter, and Bruce C. Lenz, and each of them, as the attorneys-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or the substitute for any such attorney and proxy shall, in the sole discretion of each such attorney and proxy, deem proper, and otherwise act (by written consent or otherwise) with respect to all of the shares tendered hereby (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not adjourned or postponed), or consent in lieu of any such meeting or otherwise. This power of attorney and proxy is irrevocable and is granted in consideration of, and is effective upon, the Purchaser's oral or written notice to the Depositary of its acceptance for payment of such shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other powers of attorney and proxies given by the undersigned at any time with respect to such shares (and any Distributions), and no subsequent powers of attorney or proxies may be given (and if given or executed shall not be effective) by the undersigned with respect thereto. The undersigned acknowledges and understands that in order for shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such shares, the Purchaser must be able to exercise full voting power and other rights of a record and beneficial holder, including, without limitation, voting at any meeting of the Company's stockholders or acting by written consent, with respect to such shares (and any Distributions).

  The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby (and any Distributions) and (ii) when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances, and that none of such shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled, subject to applicable law, to all rights and privileges as owner of each such Distribution and may withhold the entire Purchase Price or deduct from the Purchase Price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

  No authority conferred herein or agreed to be conferred herein shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as described in Section 4 --"Withdrawal Rights" of the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the acceptance for payment of tendered shares by the Purchaser pursuant to any of the procedures described in Section 2 --"Acceptance for Payment and Payment" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the shares tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Purchase Price for all shares purchased and return any certificates for shares not tendered or not purchased, in the name(s) of the registered holder(s) appearing above under "Description of Shares of Class A Common Stock Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the Purchase Price for all shares purchased and return any certificates for any shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares of Class A Common Stock Tendered." If the boxes entitled "Special Delivery Instructions" and "Special Payment Instructions" are both completed, please issue the check for the Purchase Price for all shares purchased and return any certificates for shares not tendered or not purchased in the name(s) of, and deliver said check and/or certificate(s) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," in the case of a book-entry delivery of shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any shares not purchased. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the shares tendered hereby.

 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if the               To be completed ONLY if the
 check for the Purchase Price of           check for the Purchase Price of
 shares purchased or certificates          shares purchased or certificates
 for shares not tendered or not            for shares not tendered or not
 purchased are to be issued in the         purchased are to be sent to some-
 name of someone other than the            one other than the undersigned,
 undersigned, or if shares ten-            or to the undersigned at an ad-
 dered hereby and delivered by             dress other than that shown under
 book-entry transfer which are not         "Description of Shares of Class A
 purchased are to be returned by           Common Stock Tendered."
 credit to an account at one of
 the Book-Entry Transfer Facili-
 ties other than that designated
 above.

 Issue  [_] Check  [_] Certificate(s)      Mail  [_] Check  [_] Certificate(s)
 to:                                       to:

 Name _____________________________        Name______________________________
           (PLEASE PRINT)
                                                     (PLEASE PRINT)
 Address __________________________        Address __________________________

 __________________________________        __________________________________
         (INCLUDE ZIP CODE)                        (INCLUDE ZIP CODE)

 __________________________________
   (TAX IDENTIFICATION OR SOCIAL
           SECURITY NO.)
   (SEE SUBSTITUTE W-9 ON REVERSE
               SIDE)

 [_]Credit unpurchased shares ten-
 dered by book-entry transfer to
 the account set forth below:
 Check appropriate box:

  [_] DTC  [_] MSTC  [_] PDTC

 Account Number ___________________

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
              (Also Complete Substitute Form W-9 on Reverse Side)

    __________________________________________________________

    __________________________________________________________
               (Signature(s) of Stockholder(s))

    Dated: _________________________

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

    Name(s)___________________________________________________

            ___________________________________________________
                              (Please Print)

    Capacity (Full Title) ____________________________________

    Address___________________________________________________

            ___________________________________________________
                            (Include Zip Code)

    Area Code and
    Telephone Number ___________________________

    Tax Identification or
    Social Security Number ___________________________________
                 (See Substitute Form W-9 on reverse side)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
                                     BELOW.

    Authorized Signature(s) __________________________________

    Name _____________________________________________________
                              (Please Print)

    Name of Firm _____________________________________________

    Address __________________________________________________
                            (Include Zip Code)

    Area Code and Telephone Number ___________________________

    Dated: _________________________

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Signature Guarantee. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares) of shares tendered herewith, unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal or (ii) such shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2-- "Acceptance for Payment and Payment" of the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Certificates for all physically tendered shares, or timely confirmation of a book-entry transfer (a "Book Entry Confirmation") into the Depositary's account at a Book-Entry Transfer Facility of all shares delivered by book-entry transfer, as well as a Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1-- "Terms of the Offer" of the Offer to Purchase), or the tendering stockholder must comply with the guaranteed delivery procedures set forth below. If certificates are forwarded to the Depositary in multiple deliveries, a Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees must accompany each such delivery.

  Stockholders whose certificates for shares are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares pursuant to the guaranteed delivery procedures set forth in
Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary, either by hand delivery, mail or facsimile transmission, on or prior to the Expiration Date and (iii) the certificates for all physically tendered shares, in proper form for transfer (or Book-Entry Confirmation) together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed with all required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of the execution of the Notice of Guaranteed Delivery. A trading day is any day on which the Nasdaq National Market is open for business.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE DEPOSITARY. EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

  No alternative, conditional or contingent tenders will be accepted and no fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares of Class A Common Stock Tendered" is inadequate, the certificate numbers, the number of shares of Class A Common Stock evidenced by such certificates and the number of shares of Class A Common Stock tendered should be listed on a separate signed schedule and attached hereto.

   4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the shares evidenced by any certificate delivered to the Depositary herewith are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, as soon as practicable after the Expiration Date, new certificate(s) evidencing the remainder of the shares that were evidenced by the certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions." All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the certificates without alteration, enlargement or any other change whatsoever.

  If any share tendered hereby is held of record by two or more holders, all such holders must sign this Letter of Transmittal.

  If any of the shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or certificates for shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s) in which case, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, the certificates tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

  6. Special Payment and Delivery Instructions. If a check for the Purchase Price of any shares tendered hereby is to be issued or certificate(s) not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal, or to the person(s) signing this Letter of Transmittal but at an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Stockholders tendering shares by book-entry transfer may request that shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" herein. If no such instructions are given, all such shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  7. Stock Transfer Taxes. Except as set forth in this Instruction 7, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of the purchased shares to it, or to its order, pursuant to the Offer. If, however, payment of the Purchase Price of any shares purchased is to be made to, or certificate(s) for shares not tendered or not purchased are to be issued in the name of, a person other than the registered owner(s), or if tendered certificates are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Purchase Price of such shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes or exemption therefrom is submitted.

  8. Waiver of Conditions. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion, in the case of any shares tendered.

  9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and with certain other information, on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that the stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box (Part 2) of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the Purchase Price of all shares purchased from such stockholder. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the Purchase Price to such stockholder until a TIN is provided to the Depositary.

  10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  11. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Dealer Manager or the Information Agent at the addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Dealer Manager or the Information Agent at the addresses set forth below or from brokers, dealers, commercial banks or trust companies.

  IMPORTANT: This Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed (with all required signature guarantees and certificates or confirmation of book-entry transfer and all other required documents) or the Notice of Guaranteed Delivery properly completed and duly executed must be received by the Depositary on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a stockholder whose tendered shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's current TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder or other payee with respect to shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or a foreign entity to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments made to a stockholder or other payee with respect to shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's current TIN (or the TIN of

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

any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the shares tendered hereby. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

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

            PAYER'S NAME: MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                        PART 1--PLEASE PROVIDE YOUR       Social security
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND      number or Employer
 FORM W-9               CERTIFY BY SIGNING AND             identification
                        DATING BELOW.                          number
 DEPARTMENT OF
 THE TREASURY                                           ____________________
 INTERNAL              --------------------------------------------------------
 REVENUE                PART 2--CERTIFICATION--Under penalties of perjury, I
 SERVICE                certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued to me), and
                        (2) I am not subject to backup withholding because:
 PAYER'S REQUEST            (a) I am exempt from backup withholding, or (b) I
 FOR TAXPAYER               have not been notified by the Internal Revenue
 IDENTIFICATION             Service (IRS) that I am subject to backup
 NUMBER ("TIN")             withholding as a result of a failure to report
                            all interest or dividends, or (c) the IRS has
                            notified me that I am no longer subject to backup
                            withholding.
                            CERTIFICATION INSTRUCTIONS--You must cross out item
                            (2) above if you have been notified by the IRS that
                            you are currently subject to backup withholding
                            because of underreporting interest or dividends on
                            your tax return. However, if after being notified by
                            the IRS that you were subject to backup withholding
                            you received another notification from the IRS that
                            you are no longer subject to backup, do not cross
                            out item (2).
                       --------------------------------------------------------

                                                                PART 3 --
                        SIGNATURE ______________  DATE _______  Awaiting TIN [_]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within 60 days.

 Signature_________________________   Date_______________


                    The Information Agent for the Offer is:

                                   GEORGESON
                                & COMPANY INC.
                                --------------

                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect (212) 440-9800
                    All Others Call Toll-Free (800) 223-2064

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